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                        TRUSTEE'S DISTRIBUTION STATEMENT

  THE                    TO THE HOLDERS OF:
BANK OF                  Corporate Bond-Backed Certificates
  NEW                    Series 1998-ADM-1
  YORK                   Class A-1 Certificates
                                    CUSIP NUMBER: 039483AP7

in accordance with the Standard Terms and Conditions of Trust, The Bank of New York, as trustee submits the following cash basis statement for the period ending : DECEMBER 15,2003

INTEREST ACCOUNT
Balance as of June 16, 2003                                                                                              $0.00
      Schedule Income received on securities..................................                                   $2,285,681.25
      Unscheduled Income received on securities...............................                                           $0.00
      Schedule Interest received from Swap Counterparty.......................                                           $0.00
      Unscheduled Interest received from Swap Counterparty....................                                           $0.00
      Interest Received on sale of Securties..................................                                           $0.00
LESS:
      Distribution to Class A-1 Holders....................................... $1,379,794.00
      Distribution to Swap Counterparty.......................................         $0.00
      Trustee Fees............................................................     $2,250.00
      Fees allocated for third party expenses.................................       $750.25
Balance as of          December 15, 2003                                            Subtotal                       $902,887.00


PRINCIPAL ACCOUNT
Balance as of          June 16, 2003                                                                                     $0.00
      Scheduled Principal payment received on securities......................                                           $0.00
      Principal received on sale of securities................................                                           $0.00
LESS:
      Distribution to Class A-1 Holders.......................................   $902,887.00
      Distribution to Swap Counterparty.......................................         $0.00
                                                                                    Subtotal                       $902,887.00
Balance as of December 15, 2003                                                      Balance                             $0.00

               UNDERLYING SECURITIES HELD AS OF: December 15, 2003
                          $65,775,000 6.95% Debentures
                               due 2097 issued by
                         Archer-Daniels-Midland Company
                             CUSIP NUMBER: 039483AP7